                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     October 5, 2004
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                            ROCKY SHOES & BOOTS, INC.
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             (Exact name of registrant as specified in its charter)

            Ohio                         0-21026                31-1364046
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

           39 East Canal Street, Nelsonville, Ohio                45764
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          (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (740) 753-1951
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 5, 2004, Rocky Shoes & Boots, Inc. (the "Company") issued a press release entitled "Rocky Shoes & Boots, Inc. Reaffirms Third Earnings Expectation" announcing anticipated net sales and earnings per share for the third quarter ended September 30, 2004. A copy of the Company's press release is furnished as Exhibit 99 to this Form 8-K and is incorporated into this Item 2.02 by reference.

         The information in this Item 2.02 of this Form 8-K, including Exhibit 99 hereto, shall not be treated as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and other factors described from time to time in the Company's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The Company assumes no obligation to update any forward-looking statement.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS.

             Exhibit No.                       Description

                 99 Press Release, dated October 5, 2004, entitled "Rocky Shoes & Boots, Inc. Reaffirms Third Quarter Earnings Expectation"

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ROCKY SHOES & BOOTS, INC.


Date:  October 7, 2004                     By:  /s/ James E. McDonald
                                               ---------------------------------
                                               James E. McDonald, Vice President
                                               and Chief Financial Officer

                                  EXHIBIT INDEX

      Exhibit No.                           Description

          99 Press Release, dated October 5, 2004, entitled "Rocky Shoes & Boots, Inc. Reaffirms Third Quarter Earnings Expectation"